CORPORATE PROFILE and SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL FEBRUARY 2025 Exhibit 99.1

SAFE HARBOR STATEMENTS Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Unknown or unpredictable factors could have material adverse effects on the Company’s business, financial condition, liquidity, results of operations and prospects. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this presentation, all financial data is for the quarter ended December 31, 2024, and all portfolio data is as of December 31, 2024. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), which the Company uses as supplemental measures of its performance. Please refer to the Definitions and Reconciliations section of this presentation for additional information and complete reconciliations between each of these non-GAAP financial measures and the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. Other Certain information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein and does not make any representation or warranty as to the accuracy or completeness of the information contained in this presentation. 2

TABLE OF CONTENTS Corporate Profile Business Update Page 4 Company 5 Portfolio 11 Balance Sheet and Other 20 Definitions 24 3 Supplemental Information Top Tenants Page 28 Top Markets 29 Lease Expirations 30 Rent Escalations 31 Rent Coverage 32 Redevelopment Activity 33 Debt and Credit Metrics 34 Revenues from Rental Properties and Property Costs 35 Reconciliation of Net Earnings to FFO and AFFO 36

4 INVESTMENT ACTIVITY PORTFOLIO 99.7% occupied 10.2 years WALT 100.0% rent collections 2.6x tenant rent coverage (3) BALANCE SHEET EARNINGS Invested $209.0 million at an 8.3% initial cash yield in FY2024 Acquired 31 express tunnel car washes, 19 auto service centers, 17 c-stores, and 4 drive-thru QSRs More than $35 million of investments under contract; majority expected to close in 9-12 months (1)(2) 5.2x net debt / EBITDA (4.2x pro forma for unsettled forward equity) More than $470M of total liquidity $17M cash + 1031 proceeds $240M committed equity and debt capital $217M Revolver capacity No debt maturities until June 2028 FY2024 AFFO ▲ 13.0% to $130.8 million | FY 2024 AFFO per share ▲ 4.0% to $2.34 FY2025 AFFO per share guidance: $2.38 - $2.41 per share 1) As of February 10, 2025, includes acquisitions and development funding. 2) Subject to customary due diligence and, for certain transactions, the schedules under which tenants complete development projects or certain acquisitions for which the Company is providing financing. There can be no assurance that the transactions close according to these timeframes, or at all. 3) Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. BUSINESS UPDATE: STEADY EXECUTION And well positioned for 2025

COMPANY

6 1,118 Properties 42 States $198M ABR Multi Store Operators National and Regional Brands Mature and Emerging Platforms Institutional Credit Quality TENANTS Nationwide High Density Metro Areas Strong Retail Corridors Market Dominant Sites LOCATIONS Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs PROPERTY TYPES one of the nation’s largest OWNERS of freestanding convenience and automotive retail properties Note: ABR = annualized base rent.

EXPERTS IN ORIGINATING, UNDERWRITING, AND EXECUTING REAL ESTATE TRANSACTIONS IN OUR TARGETED RETAIL SECTORS

INVESTMENT FOCUS

- Highly fragmented retail sectors
- Durable consumer business models
- Emphasis on convenience and service

★ Convenience & Automotive Retail Real Estate ★

TENANT RELATIONSHIPS

- Direct dialogue with growing retailers
- Align with tenant "buy & build" strategies
- Repeat and referral business

★ ~90% of transactions direct with tenants (1) ★

UNDERWRITING EXPERTISE

- Real estate attributes
- Site level financial analysis
- Tenant credit analysis

★ 99.7% occupancy 2.6x tenant rent coverage ★

LEASE STRUCTURING

- Unitary, triple net leases
- Site level financial reporting
- Annual rent escalations

★ 84% of ABR derived from 50 unitary leases ★

Deep Sector Knowledge | **Proprietary Insights & Deal Flow** | **Superior Asset Performance**

Getty Realty

1) *Reflects transactions whereby Getty negotiated new leases directly with tenants vs. acquiring existing, in-place leases from a third party.*

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8 AFFO PER SHARE DIVIDENDS PER SHARE 5.4% CAGR 5.1% CAGR OCCUPANCY RENT COLLECTIONS TENANT RENT COVERAGE (1) GROWING EARNINGS AND DIVIDENDS PER SHARE, WHILE MAINTAINING PORTFOLIO STABILITY… 1) Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants.

9 …AND DIVERSIFYING ACROSS PROPERTY TYPE, GEOGRAPHY AND TENANT TOP 10 MARKETS (% ABR) TOP 10 TENANTS (% ABR) Added 10 new states Added 35 new tenants PROPERTY TYPE (% ABR) $117M ABR December 31, 2019 December 31, 2024 $198M ABR Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs Auto Parts & Other Legacy Gas & Repair + Car Wash in 2019 + Drive Thru QSR in 2023 + Auto Service in 2021

10 DEMONSTRATED CAPITAL ALLOCATION AND BALANCE SHEET MANAGEMENT CAPABILITIES CAPITAL RAISED ($M) (1)(2) CAPITAL DEPLOYED ($M) $165M unsettled forward equity CAPITAL STRUCTURE SUMMARY BBB- FITCH RATED 3.8x FIXED CHARGE COVERAGE 5.2x NET DEBT TO EBITDA 37% DEBT TO TOTAL ASSET VALUE 35% DEBT TO TOTAL CAPITALIZATION Note: Summary Capital Structure and Debt to Total Capitalization are based on market value of common equity as of February 10, 2025. 1) For forward equity and delayed draw debt, reflects period in which transaction closed, not period in which transaction was settled and proceeds were funded. 2) Debt capital shown is net of any maturing debt that was refinanced with a portion of the proceeds raised. $35M+ assets under contract

PORTFOLIO

12 FREESTANDING RETAIL PROPERTIES OFFERING ESSENTIAL GOODS AND SERVICES CONVENIENCE & AUTOMOTIVE RETAIL REAL ESTATE PROPERTY TYPES Convenience Stores Express Tunnel Car Washes Auto Service Centers Tire & Battery Oil & Maintenance Collision Drive Thru QSRs PROPERTY ATTRIBUTES New builds / latest prototypes Easy access High visibility Strong traffic counts Complimentary retail Market dominant sites Alternate use potential PORTFOLIO COMPOSITION (% ABR)

13 NATIONAL FOOTPRINT WITH CONCENTRATIONS IN HIGH DENSITY METROPOLITAN AREAS 1,118 FREESTANDING Properties 42 States 68% CORNER LOCATIONS 60% TOP 50 MSAs % of ABR 16% 0% 1) Estimated population growth from 2020 to 2023 per the U.S. Census Bureau. The total United States population grew 1.6% over the same period. MARKET SPOTLIGHT: PHOENIX, AZ MSA Rank: 10 Population: 5.1 million 2020-23 Population Growth: 4.6% (1) GTY ABR (2.6% of total) $3.3M $1.9M C-Store Car Wash MARKET SPOTLIGHT: LAS VEGAS, NV MSA Rank: 29 Population: 2.3 million 2020-23 Population Growth: 3.1% (1) GTY ABR (3.4% of total) $4.1M $2.7M C-Store Car Wash

14 GROWING CONVENIENCE RETAILERS AND AUTOMOTIVE SERVICE PROVIDERS TENANT PROFILE MULTI-STORE OPERATORS Scale and purchasing power Strong credit profiles Growth orientation NATIONAL AND REGIONAL BRANDS Market brand recognition Loyalty or membership programs Concentrated store networks MATURE AND EMERGING PLATFORMS Experienced management teams Technology and data strategies Founder and/or institutional ownership CREDIT ENHANCEMENTS SECTOR SELECTION Essential retail businesses E-commerce and recession resistant Emphasis on convenience and service SITE SELECTION Store level profitability Strong real estate attributes Favorable market dynamics LEASE STRUCTURE Unitary leases Financial reporting requirements Environmental indemnification $198 MILLION ABR 10.2 YEARS WALT 99.7% OCCUPIED 2.6x TENANT RENT COVERAGE 84% UNITARY LEASES (1) 72% SITE LEVEL REPORTING (1) 1.8% ANNUAL RENT ESCALATIONS Note: WALT = weighted average remaining lease term. 1) Percentage of total ABR.

15 REPRESENTATIVE INVESTMENT: CONVENIENCE STORES Refuel is a premium convenience store and retail fuel distribution brand. The company emphasizes high-quality, high-traffic, and strategic store locations and is sponsored by private equity investment firm First Reserve. Year Founded: 2008 Store Count: 220+ Locations: Arkansas, Mississippi, North Carolina, South Carolina, Texas INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Development Funding + SLB # of Properties: 5 Transaction Value: $29.8 million Location: Charleston (SC) + Austin (TX) Lease Term: 15.0 years Rent Escalation: 10% / 5 years UW Rent Coverage (1): 2.0x TENANT PROFILE All new-to-industry stores + state-of-the-art facilities Attractive markets + strong projected population growth On-going relationship with premium, growing operator Strong sponsorship from leading energy-focused investment firm Cross-collateralized leases + site-level financial reporting 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

16 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 6 Transaction Value: $24.5 million Location: Various Lease Term: 20.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 3.5x TENANT PROFILE Mammoth Holdings owns and operates a portfolio of more than 25 car wash brands across 18 states. The company pursues a differentiated strategy focused on partnerships with dominant regional car wash operators. Year Founded: 2002 Store Count: 150+ Locations: Midwest, Mountain West, Southeast REPRESENTATIVE INVESTMENT: EXPRESS TUNNEL CAR WASHES 1) Reflects underwritten site level EBITDAR divided by year 1 rent. Large, modern facilities (avg. 1.9 acres and 131’ tunnels) Strong site and market attributes, including access, retail synergies and population density New relationship with growing, top 10 operator Cross-collateralized leases + site-level financial reporting

17 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 9 Transaction Value: $22.3 million Location: Southeast Lease Term: 15.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 3.1x TENANT PROFILE Stabilized properties with long operating histories Strong rent coverage based on pre-synergy EBITDAR Potential synergies from branding, training, and scale Growing, multi-store operator + repeat tenant Existing unitary lease + site level financial reporting Main Street Auto operates a portfolio of independent full-service automotive shops as a subsidiary of Northern Rock, a private investment firm focused on automotive services, parts, and services training. Year Founded: 2021 Store Count: 70+ Locations: Southeast REPRESENTATIVE INVESTMENT: AUTO SERVICE CENTERS 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

REPRESENTATIVE INVESTMENT:
DRIVE THRU QUICK SERVICE RESTAURANTS

INVESTMENT SUMMARY

Transaction Type:	Sale Leaseback
# of Properties:	2
Transaction Value:	$3.0 million
Locations:	Wisconsin & South Dakota
Lease Term:	15.0 years
Rent Escalations:	10% / 5 years
UW Rent Coverage [(1)]:	4.0x


SCOOTER'S
COFFEE DRIVE-THRU

INVESTMENT HIGHLIGHTS

- ★ Newly constructed stores with two drive thru lanes
- ★ Strong projected rent coverage & rent-to-sales ratio
- ★ High growth brand with 25-year history and ~700 stores
- ★ Experienced franchisee with additional new store rights
- ★ Unitary lease + site level financial reporting

TENANT PROFILE

Hart Family Coffee owns and operates Scooter's Coffee franchises. Scooter's Coffee is the fastest growing coffee drive thru franchise in the United States.

Year Founded:	2021
Store Count:	14
Locations:	Wisconsin & South Dakota

EST. 1998 SCOOTER'S COFFEE

Getty Realty

1) *Reflects underwritten site level EBITDAR divided by year 1 rent.*

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19 CURRENT PIPELINE INCLUDES FOUR PROJECTS TOTALING ~$2.9 MILLION of NEW INVESTMENT WITH ESTIMATED COMPLETIONS SCHEDULED FOR 2025-27 Property Type: Restaurant DEVELOPMENT Type: Build-to-Suit TOTAL INVESTMENT: $2.1 million INCREMENTAL yield: 6.5% Location: Providence, RI COMPLETED 32 REDEVELOPMENT PROJECTS TOTALING $22.3 million AT A 15% INCREMENTAL YIELD Property Type: Drive Thru Retail DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.7 million INCREMENTAL yield: 8.0% Location: Boston, MA

BALANCE SHEET AND OTHER

21 ACCESS TO CAPITAL $165 million unsettled forward equity $75 net new unsecured notes $217 million Revolver capacity CAPITAL STRUCTURE Low to moderate leverage 100% unencumbered assets Long-term, fixed-rate debt Well-laddered debt maturities 37% DEBT TO TOTAL ASSET VALUE 5.2x NET DEBT TO EBITDA BBB- FITCH RATED 35% DEBT TO TOTAL CAPITALIZATION 5.6 years WTD. AVG. DEBT MATURITY (1) 4.4% WTD. AVG. DEBT COST (1) 3.8x FIXED CHARGE COVERAGE CAPITAL STRUCTURE (1) DEBT MATURITY SCHEDULE ($M) (1) AMPLE LIQUIDITY AND FLEXIBLE CAPITAL STRUCTURE SUPPORT PORTFOLIO GROWTH Objectives Note: Debt to Total Capitalization and Capital Structure are based on market value of common equity as of February 10, 2025. 1) Pro forma for (i) the refinancing of the Company’s Revolver and Term Loan in January 2025 (see Form 8-K filed January 29, 2025) and (ii) the issuance of $125 million of new unsecured notes and repayment of $50 million of maturing unsecured notes in February 2025 (see Form 8-K filed November 25, 2024). 2) The Revolver matures in January 2029; the Company has the option to extend the Revolver for two, six-month periods to January 2030.

23 SEE OUR 2024 CORPORATE RESPONSIBILITY REPORT AT WWW.GETTYREALTY.COM/CORPORATE-RESPONSIBILITY ENVIRONMENTAL STEWARDSHIP CORPORATE GOVERNANCE We place a high priority on the protection of our assets and the environment Our team includes environmental experts who conduct extensive due diligence Our tenants are responsible for the environmental impact of their operations, and are required to maintain insurance and comply with applicable regulations We maintain an actively-managed program to oversee legacy environmental remediation for which we are responsible We emphasize sustainability efforts at our corporate headquarters We support and encourage our tenants’ sustainability initiatives, including through our Getty Green Loans program SOCIAL RESPONSIBILITY We believe that our people are the foundation of our success We aim to foster a diverse and inclusive work environment Our employee benefits include robust healthcare, commuter, profit sharing and wellness programs Our headquarters adheres to health and safety best practices We promote and fund professional development opportunities Our Getty Gives program facilitates charitable giving and volunteerism We maintain a Culture Committee to enhance our team experience and create opportunities for team engagement We are dedicated to maintaining high standards for corporate governance predicated on integrity and transparency Our Board is comprised of 83% independent directors, including an independent Chairman We are committed to broadening the diversity composition of our Board We hold annual elections for all directors Our Board maintains a significant equity investment in our Company Our Board has delegated oversight of our ESG efforts to our Nominating & Corporate Governance Committee, and oversight of enterprise risk management to our Audit Committee COMMITMENT TO GOOD CORPORATE CITIZENSHIP AND BUSINESS PRACTICES THAT SERVE ALL STAKEHOLDERS

CONVENIENCE AUTOMOTIVE RETAIL DEFINITIONS

25 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO). In addition to measurements defined by accounting principles generally accepted in the United States of America (“GAAP”), the Company also focuses on Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) to measure its performance. FFO and AFFO are generally considered by analysts and investors to be appropriate supplemental non-GAAP measures of the performance of REITs. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Neither FFO nor AFFO represent cash generated from operating activities calculated in accordance with GAAP and therefore these measures should not be considered an alternative for GAAP net earnings or as a measure of liquidity. These measures should only be used to evaluate the Company’s performance in conjunction with corresponding GAAP measures. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net earnings before (i) depreciation and amortization of real estate assets, (ii) gains or losses on dispositions of real estate assets, (iii) impairment charges, and (iv) the cumulative effect of accounting changes. The Company defines AFFO as FFO excluding (i) certain revenue recognition adjustments (defined below), (ii) certain environmental adjustments (defined below), (iii) stock-based compensation, (iv) amortization of debt issuance costs, and (v) other non-cash and/or unusual items that are not reflective of the Company’s core operating performance. Other REITs may use definitions of FFO and/or AFFO that are different than the Company’s and, accordingly, may not be comparable. The Company believes that FFO and AFFO are helpful to analysts and investors in measuring the Company’s performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the core operating performance of the Company’s portfolio. Specifically, FFO excludes items such as depreciation and amortizations of real estate assets, gains or losses on dispositions of real estate assets, and impairment charges. With respect to AFFO, the Company further excludes the impact of (i) deferred rental revenue (straight-line rent), the net amortization of above-market and below-market leases, adjustments recorded for the recognition of rental income from direct financing leases, and the amortization of deferred lease incentives (collectively, “Revenue Recognition Adjustments”), (ii) environmental accretion expenses, environmental litigation accruals, insurance reimbursements, legal settlements and judgments, and changes in environmental remediation estimates (collectively, “Environmental Adjustments”), (iii) stock-based compensation expense; (iv) amortization of debt issuance costs and (v) other items, which may include allowances for credit losses on notes and mortgages receivable and direct financing leases, losses on extinguishment of debt, retirement and severance costs, and other items that do not impact the Company’s recurring cash flow and which are not indicative of its core operating performance. The Company pays particular attention to AFFO which it believes provides the most useful depiction of the core operating performance of its portfolio. By providing AFFO, the Company believes it is presenting information that assists analysts and investors in their assessment of the Company’s core operating performance, as well as the sustainability of its core operating performance with the sustainability of the core operating performance of other real estate companies. For a tabular reconciliation of FFO and AFFO to GAAP net earnings, see the table captioned “Reconciliation of Net Earnings to Funds From Operations and Adjusted Funds From Operations” included herein. NON-GAAP FINANCIAL MEASURES

26 Annual Base Rent (ABR). Contractually specified annual base rent in effect for all leases that have commenced as of the date noted, including those accounted for as direct financing leases. Annual Rent Escalations. Weighted average contractual rent increases per year under the terms of in-place leases, weighted by ABR. Automobility. Automobiles as the major means of transportation. Credit Agreements. Refers to (i) the amended and restated credit agreement governing the Revolver and (ii) the amended and restated note purchase and guarantee agreements governing the Company’s senior unsecured notes. Debt to Total Asset Value. The ratio of (a) Consolidated Total Indebtedness to (b) Total Asset Value, each as defined in the Credit Agreements. Debt to Total Capitalization. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, to (b) the sum of total outstanding debt and the market value of the Company’s common stock as of the date noted. Fixed Charge Coverage. The ratio of (a) EBITDAR to (b) fixed charges, as defined and described, respectively, in the Credit Agreements. Incremental Yield. For redevelopment projects, the amount of incremental rent generated by the redeveloped property divided by the capital investment required to complete the project. Net Debt to EBITDA. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, minus cash and equivalents, to (b) EBITDA, as defined in the Credit Agreements. MSAs. Core Based Statistical Areas as defined by United States Office of Management and Budget. The Company uses MSAs to define the geographic markets in which it operates. Revolver. The Company’s $450M unsecured revolving credit facility. Term Loan. The Company’s $150M term loan facility (repaid January 2025). Tenant Rent Coverage. Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. Weighted Average Lease Term (WALT). The remaining lease term of all in-place leases as of the date noted, weighted by ABR. OTHER METRICS AND DEFINITIONS

SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL

28 # Tenant Sector $ ABR % of ABR 11 Capitol Petroleum C-Store $ 5.3 2.7% 12 NR Automotive Auto Service 4.9 2.5 13 Diamond Jubilee C-Store 4.3 2.2 14 LV Petroleum C-Store 4.1 2.1 15 Splash Car Wash Car Wash 3.7 1.9 16 Zips Car Wash Car Wash 3.6 1.8 17 Ultra Clean Express Car Wash 2.9 1.5 18 Whistle Express Car Wash 2.8 1.4 19 Circle K C-Store 2.8 1.4 20 BP C-Store 2.7 1.4 TOTAL TOP 20 $ 165.0 83.4% Top TENANTS TOP 20 TENANTS # Tenant Sector $ ABR % of ABR 1 ARKO C-Store $ 24.9 12.6% 2 Global Partners C-Store 21.9 11.1 3 United Pacific C-Store 16.4 8.3 4 GO Car Wash Car Wash 14.7 7.4 5 CPD Energy C-Store 12.4 6.3 6 Nouria Energy C-Store 9.4 4.8 7 Tidal Wave Auto Spa Car Wash 8.3 4.2 8 Applegreen C-Store 7.1 3.6 9 CrossAmerica C-Store 6.7 3.4 10 Casey’s General Stores C-Store 6.1 3.1 TOTAL TOP 10 $ 127.9 64.7%

29 # Metro Area $ ABR % of ABR 1 New York / New Jersey $ 27.4 13.8% 2 Washington D.C. 13.0 6.6 3 Boston 8.8 4.5 4 Columbia (SC) 7.3 3.7 5 Las Vegas 6.8 3.4 6 Houston 5.4 2.7 7 Kansas City 5.3 2.7 8 Phoenix 5.2 2.6 9 Denver 5.0 2.5 10 Austin 4.7 2.4 11 San Antonio 4.1 2.1 12 Poughkeepsie (NY) 3.9 2.0 13 Worcester (MA) 3.6 1.8 14 Richmond (VA) 3.5 1.8 15 Charlotte 3.0 1.5 16 Dallas 2.7 1.4 17 Honolulu 2.3 1.2 18 Los Angeles 2.3 1.2 19 Cincinnati 2.3 1.1 20 Manchester (NH) 2.2 1.1 TOTAL $ 118.8 60.1% TOP MARKETS TOP 20 STATES TOP 20 METRO AREAS # State $ ABR % of ABR 1 New York $ 30.7 15.5% 2 Texas 25.3 12.8 3 Virginia 10.7 5.4 4 South Carolina 10.3 5.2 5 Massachusetts 9.9 5.0 6 North Carolina 9.4 4.7 7 California 9.3 4.7 8 Maryland 8.7 4.4 9 Colorado 7.1 3.6 10 Connecticut 7.0 3.5 11 Nevada 6.8 3.4 12 Arizona 6.6 3.3 13 New Hampshire 6.2 3.1 14 Florida 5.1 2.6 15 Ohio 4.0 2.0 16 Missouri 3.8 1.9 17 Kentucky 3.5 1.8 18 Georgia 3.1 1.6 19 New Jersey 3.1 1.6 20 Washington 2.7 1.3 State $ 173.3 87.6% Note: highlighted markets are top 50 MSAs.

30 99.7% occupied 10.2 years WALT LEASE EXPIRATIONS LEASE EXPIRATION SCHEDULE (% of ABR)

31 Fixed = 91.3% CPI = 7.6% 99% subject to rent escalation 1.8% annualized rent escalation rate RENT ESCALATIONS RENT ESCALATIONS (% of ABR)

32 72% site level reporting 2.6x tenant rent coverage Site level reporting Note: Site level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. RENT COVERAGE RENT COVERAGE (% of ABR)

33 Market Property Type Anticipated Total Investment (1) Investment as of 12/31/2024 Expected Completion Philadelphia, PA Auto Service $ 1,222 $ 247 2025 New York/New Jersey Auto Service 597 55 2026 New York/New Jersey Auto Service 525 14 2027 New York/New Jersey Auto Service 507 6 2027 Total Active Projects $ 2,851 $ 322 Market Property Type Total Investment (1) Incremental Rental Income Rent Commencement Providence, RI Restaurant $ 2,106 $ 136 Q3 2024 Brooklyn, NY Auto Parts 1,162 108 Q4 2023 Pottsville, PA Auto Parts 196 42 Q3 2023 Austin, TX Convenience Store 1,250 131 Q2 2023 Total Rent Commencements $ 4,654 $ 417 Note: There can be no assurance that redevelopment projects will be completed according to the anticipated investment amounts or timeframes presented, or at all. 1) Total investment includes development costs, termination/recapture fees, leasing commissions and other costs, as applicable. REDEVELOPMENT ACTIVITY Recent Rent Commencements ($000s) In-Progress Redevelopments ($000s)

34 Maturity Fixed Rate Amount February 2025 4.75% $ -- June 2028 5.47% 100.0 September 2029 3.52% 175.0 November 2030 3.43% 175.0 February 2032 3.45% 175.0 January 2033 3.65% 125.0 Wtd. Avg. / Total 3.89% $ 675.0 Total Asset Value $ 2,576.0 Total Consolidated Indebtedness 948.3 EBITDA 171.6 Covenant Actual Maximum Consolidated Leverage 60% 37% Minimum Fixed Charge Coverage 1.5x 3.8x Market value of common equity $ 1,705.3 Total debt outstanding 907.5 Total capitalization $ 2,612.8 Less: cash (9.5) Enterprise value $ 2,603.3 Total debt to total capitalization 35% Net debt / EBITDA 5.2x Floating Fixed Outstanding: $7.5 $150.0 Pricing: Adj. SOFR + 130 bps 6.13% Maturity: January 2029 Extensions: Two 6-month Note: Dollars in millions. Market value of common equity as of February 10, 2025. 1) Pro forma for the refinancing of the Company’s Revolver and Term Loan in January 2025 (see Form 8-K filed January 29, 2025). 2) Pro forma for the issuance of $125 million of new notes and repayment of $50 million of maturing notes in February 2025 (see Form 8-K filed November 25, 2024). DEBT AND CREDIT METRICS $450M REVOLVER (1) Unsecured notes (2) CREDIT AGREEMENT METRICS & COVENANTS CAPITALIZATION and LEVERAGE EBITDA RECONCILIATION

35 1) Includes minimum base rental payments due under operating and direct financing leases. 2) Includes variable rental payments from percentage rents, fuel volume, and other ancillary sources, as applicable. Revenues from rental properties AND PROPERTY COSTS Revenues from Rental Properties Property Costs

36 1) Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of per share amounts. See the Company’s earnings release filed on Form 8-K on February 12, 2025 for additional information. FFO and AFFO Reconciliation Reconciliation of Net Earnings to FFO and AFFO

Getty Realty Corp. 292 Madison Avenue 9th Floor New York, NY 10017 646-349-6000 CONVENIENCE AUTOMOTIVE RETAIL